SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report(Date of earliest event reported): April 15, 2005


                          NEW GENERATION HOLDINGS, INC.

             (Exact Name of Registrant as Specified in its Charter)

           Delaware                  0-24623                     13-4056896
----------------------------       -----------               ------------------
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)




               c/o Westerman Ball Ederer Miller & Sharfstein, LLP
                 170 Old Country Rd. 4th Fl., Mineola, NY 11501

               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: (516)622-9200



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events


      Due to the fact that the Registrant has only one employee and because of its limited resources, the Registrant has not been able at this point to compile the necessary information required by its independent auditors in order for the auditors to complete their quarterly reviews of the fiscal periods ended March 31, 2004, June 30, 2004 and September 30, 2004 and year end audit for the year ended December 31, 2004. Accordingly, the Registrant will not be able to file its Form 10-KSB for the year ended December 31, 2004 in a timely manner. The Registrant expects to file its Form 10-KSB for the year ended December 31, 2004 as well as its Form 10-QSB's for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004 in the near future.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               NEW GENERATION HOLDINGS, INC.

Dated: April 15, 2005                          By: /s/ Jacques Mot
                                                    ----------------
                                                       Jacques Mot
                                                       President